                                                                SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 5
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM SECTOR FUNDS

          This Amendment No. 5 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (the "Trust") amends, effective November 12, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios: Invesco Mid-Cap Value Fund, Invesco Small-Mid Special Value Fund, Invesco Special Value Fund, Invesco Technology Fund, Invesco U.S. Mid Cap Value Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Van Kampen American Value Fund, Van Kampen Capital Growth Fund, Van Kampen Comstock Fund, Van Kampen Enterprise Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Small Cap Value Fund, Van Kampen Technology Fund, Van Kampen Utility Fund and Van Kampen Value Opportunities Fund (collectively, the "Funds");

          WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 12, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                            Name: John M. Zerr
                                            Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                                AIM SECTOR FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               --------------------------
AIM Energy Fund                         Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class K Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Financial Services Fund             Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class K Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Gold & Precious Metals Fund         Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Leisure Fund                        Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Technology Fund                     Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Utilities Fund                      Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares
                                        Institutional Class Shares
                                        Investor Class Shares

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               --------------------------
Invesco Mid-Cap Value Fund              Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Invesco Small-Mid Special Value Fund    Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Invesco Special Value Fund              Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Invesco Technology Fund                 Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Invesco U.S. Mid Cap Value Fund         Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Invesco U.S. Small Cap Value Fund       Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Invesco U.S. Small/Mid Cap Value Fund   Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Invesco Value Fund                      Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Invesco Value II Fund                   Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Van Kampen American Value Fund          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               --------------------------
Van Kampen Capital Growth Fund          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares

Van Kampen Comstock Fund                Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares

Van Kampen Enterprise Fund              Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Van Kampen Mid Cap Growth Fund          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class Y Shares
                                        Institutional Class Shares

Van Kampen Small Cap Value Fund         Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Van Kampen Technology Fund              Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Van Kampen Utility Fund                 Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

Van Kampen Value Opportunities Fund     Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares"